INVESTMENT AND LONG TERM LOANS TO AFFILIATE	12 Months Ended
Dec. 31, 2013
INVESTMENT AND LONG TERM LOANS TO AFFILIATE
NOTE 6:-	INVESTMENT AND LONG TERM LOANS TO AFFILIATE

a.
In August 2008 the Company incorporated a company in Brazil by the name of Pointer do Brazil S.A. ("Pointer Brazil"). As of December 31, 2012, the Company held 48.8% of the share capital in Pointer Brazil.

	December 31,
	2013	2012

Invested in equity	$-	$3,830
Accumulated foreign currency translation differences	-	(153)
Accumulated net loss	-	(3,430)

Total investment in affiliate	$-	$247

b.	In October 2013, the Company acquired the remaining 51.2% of the share capital in Pointer Brazil, and since then it is a wholly-owned subsidiary (see note 1g.)

c.	Loans to Pointer Brazil

During 2012 the Company Lend to Pointer Brazil loans in amounts of $434 and $ 286 linked to the Brazilian real. The loans carry an annual interest of 21% and 6% respectively. As of December 31, 2012 the outstanding amount of the loans was $567.